UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2017

Item 1. Report to Shareholders

New Jersey Tax-Free Bond Fund	August 31, 2017

The views and opinions in this report were current as of August 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced solid gains and outperformed taxable investment-grade bonds in the six-month period ended August 31, 2017. The Bloomberg Barclays Municipal Bond Index returned 3.79% versus 2.74% for the Bloomberg Barclays U.S. Aggregate Bond Index. Muni bonds were supported by steady demand and limited new issuance for most of the period. Longer-term municipals outperformed shorter maturities as the yield curve flattened, and lower-rated bonds outpaced higher-quality securities as investors continued to seek out higher yields. New Jersey debt generally outperformed the broad national muni index for the six-month period. The New Jersey Tax-Free Bond Fund produced positive results for the period and outperformed its peer group.

ECONOMY AND INTEREST RATES

The U.S. economy grew at a strong 3.0% annualized rate in the second quarter of 2017, according to the Commerce Department’s most recent estimate—a pickup from the 1.2% growth rate in the first quarter. The labor market has been healthy, with the national unemployment rate falling to 4.4% in August. Inflation data were very weak in the early months of our reporting period, but pricing pressures more recently have shown signs of normalizing.

While Hurricane Harvey is having a significant impact on the highly populated and energy-dependent region around Houston, Texas, we believe the national economic effects of the storm will be short-lived. With regard to the municipal bond market, we believe that while Harvey may add some operating costs to impacted issuers over the short term, insurance, federal aid, and state support will provide enough assistance to local governments to allow them to recover without any significant long-term effects.

The Federal Reserve raised short-term interest rates in March and June, lifting the fed funds target rate to the 1.00% to 1.25% range. The Fed has now raised rates four times since late 2015, and central bank officials expect to raise rates once more in 2017. The Fed is also poised to begin unwinding its $4.5 trillion balance sheet, a legacy of its massive purchases of Treasury bonds and mortgage-backed securities in the aftermath of the 2008 financial crisis.

Both the Treasury and municipal yield curves flattened in the first half of our fiscal year, with short-term municipal yields moving incrementally higher, while short-term Treasury rates increased to a greater degree, as they were more sensitive to the Fed’s rate hikes. Intermediate- and long-term yields decreased, with the move lower being more pronounced in the muni market. At the end of August, high-quality 30-year muni yields were slightly lower than the 30-year U.S. government bond yield. Nonetheless, municipals still offer relative value for many fixed income investors on an after-tax basis.

As an illustration of their relative attractiveness, on August 31, 2017, the 2.70% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 99% of the 2.73% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding 4.77% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity, or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

Total year-to-date municipal bond issuance through the end of August was about $256 billion, according to The Bond Buyer, which was 15% lower than the same period in 2016. A sharp drop in refunding issuance drove the decline in supply. Fund flows have been mostly positive during the last six months and, combined with lower supply, created a strong technical backdrop for muni bonds. Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.8 trillion municipal bond market have been fiscally responsible. State and local governments in general have been cautious about adding to indebtedness since the 2008 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Bloomberg Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will increasingly price in higher pension risks as the magnitude of unfunded liabilities becomes more conspicuous.

In credit news, the deteriorating fiscal situation in Illinois drew increased scrutiny as political dysfunction led to yet another budget impasse. Moody’s Investors Service and S&P Global Ratings downgraded Illinois’ general obligation debt to the lowest investment-grade level after the state’s regular legislative session ended on May 31 without a budget. The Democrat-controlled state legislature returned for a special session at the end of June and finally passed a budget despite the objections of Governor Bruce Rauner, a Republican, who had vetoed the deal because of its significant tax increases and lack of long-term reforms.

In May, Puerto Rico’s financial oversight board filed petitions with the U.S. District Court seeking help in restructuring approximately $51 billion in debt issued directly by the island’s central government as well as the commonwealth’s COFINA debt, which is backed by sales tax revenue. In early July, PREPA, the commonwealth’s electric utility, filed for bankruptcy after the oversight board rejected the restructuring agreement that had been reached between the power authority and its creditors. The court filings could lead to the largest restructuring of municipal debt in U.S. history. While credit-challenged muni issuers such as Illinois and Puerto Rico made headlines during our reporting period, the negative news seemed to have little impact on the broader tax-exempt bond market.

Sector performance across the muni market was broadly positive, as revenue bonds narrowly outperformed general obligation debt. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Among investment-grade revenue bonds, all subsectors produced positive returns, with hospital and leasing revenue bonds performing well, while resource recovery bonds lagged. High yield tobacco debt gained more than 7% and was the strongest-performing sector in the muni market.

NEW JERSEY MARKET NEWS

New Jersey benefits from a diverse economy and a wealthy population. In the first quarter of 2017, the state had per capita personal income that was 125% of the national average and the third highest among the states. Meanwhile, the Garden State’s unemployment rate was 4.2% in July 2017, better than the 5.1% posted a year earlier and slightly lower than the national rate. Employment growth in New Jersey over the past year, at 1.2%, has lagged the 1.6% national average.

Unaudited results for the fiscal year ended June 30, 2016, show that total revenues for the general fund (the state’s operating fund) increased just 0.3%, while expenditures increased by 2.5%. The increase in revenue in fiscal year 2016 was weak relative to the prior year’s 5.6% revenue growth, while expenditure growth exceeded that of the prior year. After initially budgeting for strong revenue growth, New Jersey revised expectations for growth down to a more moderate 3.8% in fiscal year 2017.

New Jersey continues to experience significant challenges making statutory pension contributions. State contributions have ramped up significantly, from $893 million in 2015 to $2.5 billion in 2018. Despite the increase, the 2018 contribution is just 50% of actuarial recommendations. Over time, increasing annual pension contributions could improve the funding position of the state’s pension plans; however, this could also add further pressure to an already stressed budget. The state’s net pension liability (including all major plans) was $168.2 billion as of July 1, 2016, generating a low funded ratio of 31%. New Jersey’s aggregate OPEB liability is high at $84 billion and is completely unfunded.

The state has $39.2 billion of net tax-supported debt outstanding, of which $2 billion (5.1%) is general obligation debt and $37.2 billion (94.9%) is state appropriated. New Jersey is the fourth most heavily indebted state and ranks fourth for debt per capita at $4,388 and debt as a percentage of personal income at 7.3%, according to Moody’s 2017 State Debt Medians Report.

New Jersey’s GO debt is rated A3 by Moody’s Investors Service, A- by S&P, and A by Fitch. All three rating agencies currently have stable outlooks on their respective ratings. Lease-appropriated debt is typically rated at least one notch below the GO rating.

PORTFOLIO REVIEW

The New Jersey Tax-Free Bond Fund returned 3.64% for the six-month period ended August 31, 2017, outperforming the Lipper New Jersey Municipal Debt Funds Average, which returned 3.31%. The Bloomberg Barclays Municipal Bond Index, which tracks the broader tax-free bond market, posted a return of 3.79%.

Over a longer time horizon, the fund’s performance versus its peers is solid, placing it in the top quartile in the trailing 5- and 10-year periods. Based on cumulative total return, Lipper ranked the New Jersey Tax-Free Bond Fund 19 of 49, 15 of 48, 9 of 44, and 9 of 36 funds in the New Jersey municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended August 31, 2017, respectively. (Past performance cannot guarantee future results.)

The fund’s duration and weighted average maturity were slightly longer compared with six months ago, although our analysis shows that our duration is shorter than our peer group average. In terms of yield curve positioning, we maintained an overweight to bonds with maturities of 10 years and longer relative to the benchmark and an underweight to bonds maturing in two years or less. This positioning aided the portfolio as the yields of longer-maturity bonds fell more than yields of shorter maturities. We believe our duration positioning provides some protection against a rising-rate environment, while our overweight in the long end of the curve offers the potential for higher income.

Given the state’s ongoing fiscal problems, our direct exposure to the state of New Jersey remains below that of our peer group. This positioning reflects our longstanding concerns about the state’s underfunded pension system and persistent budgetary pressures despite improved revenues. The state has taken some recent steps toward addressing its problems, including raising the gas tax and dedicating a portion of lottery revenues to pension funding, although further action is still needed to strengthen New Jersey’s finances. We will add bonds backed by state appropriations when valuations are attractive. During the six-month period, our defensive positioning toward the state’s debt detracted from the fund’s returns.

We modestly increased our position in health care bonds during the period. The sector remained our largest sector allocation and second-largest overweight relative to the benchmark. Consolidation continues to be a theme in the health care sector in New Jersey as recent mergers of hospital systems provide greater operational efficiency but decrease diversification opportunities for the fund. In the most recent period, we purchased bonds from Hackensack Meridian Health, which was created from the merger of two systems last year, and Inspira Health Network, another system created by a merger that is financing the construction of a replacement hospital. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The effort to repeal and replace the Affordable Care Act raised concerns about the negative effect on the fiscal health of hospitals, though concerns diminished somewhat later in the period as the repeal movement has faltered at least temporarily. Despite this noise, we maintain a positive view on the health care sector and believe our research capabilities will continue to help us find attractive long-term investments in the area. Education continues to be the fund’s largest overweight, and our purchases in the sector during the period included bonds from Stevens Institute of Technology and Seton Hall University. Many of our longer health care and education holdings were among the top performers for the fund for the period.

Our allocation to the prerefunded sector rose over the past six months as some of our holdings were refinanced by their issuers and recategorized into this sector. Prerefunded bonds provide the fund with another source of liquidity in addition to cash, which we believe is appropriate within the current rate environment, and leaves us well positioned to take advantage of the possibility of further interest rate increases.

Most of our purchases during the period were rated A or BBB, the lower investment-grade tiers, and we continue to overweight bonds with these ratings as we believe this is an area where our credit research team can find investment opportunities that offer incremental risk-adjusted yield. The fund remained underweight in AA debt. We maintained a modest exposure to below investment-grade and unrated bonds.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainties surrounding tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, in our view fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class. As the Fed continues on the path to interest rate normalization, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields pressure bond prices, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income. We expect any potential Fed rate increases to be gradual and modest and believe we could remain in a relatively low rate environment for some time.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the 2008 financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Konstantine B. Mallas
Chairman of the Investment Advisory Committee

September 20, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Bloomberg Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 98.9%		
NEW JERSEY 88.4%		
Burlington County Bridge Commission GO, 4.00%, 10/1/29	1,470	1,609
Burlington County Bridge Commission GO, 5.00%, 8/15/18 (1)	1,000	1,004
Burlington County Bridge Commission GO, 5.00%, 10/1/23	1,200	1,440
Burlington County Bridge Commission GO, 5.00%, 10/1/24	1,000	1,188
Burlington County Bridge Commission GO, 5.00%, 10/1/25	585	688
Burlington County Bridge Commission GO, 5.00%, 10/1/27	1,000	1,218
Burlington County Bridge Commission GO, 5.00%, 10/1/28	1,280	1,545
Burlington County Bridge Commission Series A, GO, 5.00%, 12/1/24	700	824
Burlington County Bridge Commission Series A, GO, 5.00%, 12/1/29	300	344
Burlington County Bridge Commission The Evergreens, 5.625%, 1/1/38	2,550	2,568
Cape May County PCR, Atlantic City Electric, 6.80%, 3/1/21 (1)	1,520	1,766
Essex County Improvement Auth. GO, 5.50%, 10/1/27 (1)	2,205	2,870
Essex County Utilities Auth. Solid Waste, GO, 5.00%, 4/1/20 (2)	1,000	1,062
Garden State Preservation Trust Farmland, Series A, 5.00%, 11/1/17	3,400	3,421
Garden State Preservation Trust Farmland, Series A, 5.75%, 11/1/28 (3)	1,000	1,226
Garden State Preservation Trust Space & Farmland, Series C, 5.25%, 11/1/21 (3)	1,400	1,612
Gloucester County Improvement Auth. Rowan Univ. Project, Series A, 5.00%, 11/1/28 (3)	1,750	2,107

Gloucester County Improvement Auth. Rowan Univ. Project, Series A, 5.00%, 11/1/29 (3)	1,285	1,535
Hudson County Improvement Auth. Solid Waste, Series A, GO, 5.75%, 1/1/35	2,000	2,189
Hudson County Improvement Auth. Special Acquisition 830 Bergen Ave. GO, 5.00%, 11/15/31	1,260	1,437
Hudson County Improvement Auth. Vocational Technical Schools, 5.25%, 5/1/51	7,000	8,159
Mercer County, GO, 5.00%, 5/1/28	4,250	4,800
Middlesex County, Civic Square IV COP, 5.00%, 10/15/31	3,665	4,485
Monmouth County Improvement Auth. 5.00%, 1/15/31 (Prerefunded 1/15/21) (4)	770	873
Monmouth County Improvement Auth. Atlantic Highlands, 4.75%, 2/1/30 (Prerefunded 2/1/20) (4)	570	622
Monmouth County Improvement Auth. Brookdale Community College, 6.00% 8/1/38 (Prerefunded 8/1/18) (4)	1,500	1,572
Monmouth County Improvement Auth. GO, 4.00%, 12/1/31	500	555
Monmouth County Improvement Auth. GO, 4.00%, 12/1/32	500	552
Monmouth County Improvement Auth. GO, 5.00%, 12/1/29	400	483
Monmouth County Improvement Auth. GO, 5.00%, 12/1/30	280	338
Monmouth County Improvement Auth. GO, 5.00%, 1/15/31	230	257
Monroe Township Board of Ed. Gloucester County, GO, 5.00%, 3/1/24	800	970
Monroe Township Board of Ed. Gloucester County, GO, 5.00%, 3/1/26	1,650	1,961
Monroe Township Board of Ed. Gloucester County, GO, 5.00%, 3/1/27	1,785	2,105
New Brunswick Parking Auth. GO, 5.00%, 9/1/26	320	385

New Brunswick Parking Auth. GO, 5.00%, 9/1/27	375	447
New Brunswick Parking Auth. GO, 5.00%, 9/1/28	605	715
New Brunswick Parking Auth. Guaranteed Parking Revenue, Series A GO, 5.00%, 9/1/39 (5)	2,175	2,529
New Jersey Economic Dev. Auth. Cigarette Tax, 5.00%, 6/15/20	3,000	3,228
New Jersey Economic Dev. Auth. Crane's Mill, Series A, 6.00%, 7/1/38	1,000	1,015
New Jersey Economic Dev. Auth. Exxon Mobil, VRDN, 0.43%, 4/1/22	1,000	1,000
New Jersey Economic Dev. Auth. Goethals Bridge, 5.00%, 1/1/31 (3)(6)	1,500	1,653
New Jersey Economic Dev. Auth. Goethals Bridge, 5.125%, 1/1/34 (6)	1,500	1,632
New Jersey Economic Dev. Auth. Goethals Bridge, 5.375%, 1/1/43 (6)	2,150	2,401
New Jersey Economic Dev. Auth. Kapkowski Road Landfill, 5.75%, 10/1/21	215	227
New Jersey Economic Dev. Auth. Lions Gate, 4.00%, 1/1/20	200	206
New Jersey Economic Dev. Auth. Lions Gate, 4.875%, 1/1/29	910	958
New Jersey Economic Dev. Auth. Lions Gate, 5.25%, 1/1/44	2,470	2,578
New Jersey Economic Dev. Auth. Middlesex Water, Series A, 5.00%, 10/1/23	1,210	1,439
New Jersey Economic Dev. Auth. Middlesex Water, Series C IDRB, 4.25%, 10/1/47 (6)	1,500	1,545
New Jersey Economic Dev. Auth. Motor Vehicle Surcharge, Series A 5.00%, 7/1/27 (7)	3,000	3,010
New Jersey Economic Dev. Auth. Motor Vehicle Surcharge, Series A 5.00%, 7/1/34 (1)	1,000	1,007

New Jersey Economic Dev. Auth. Motor Vehicle Surcharge, Series A 5.25%, 7/1/26 (1)	1,000	1,176
New Jersey Economic Dev. Auth. Motor Vehicle Surcharge, Series A 5.25%, 7/1/31 (1)	2,000	2,018
New Jersey Economic Dev. Auth. Provident Group-Montclair Student Housing Series A, 5.875%, 6/1/42	1,250	1,364
New Jersey Economic Dev. Auth. Provident Group-Rowan Univ. Student Housing Series A, 5.00%, 1/1/48	2,905	3,101
New Jersey Economic Dev. Auth. School Fac. Construction, Series W 5.00%, 3/1/19, (Prerefunded 3/1/18)(4)	20	20
New Jersey Economic Dev. Auth. Seeing Eye, 5.00%, 6/1/32	3,760	4,241
New Jersey Economic Dev. Auth. Series GG, 5.25%, 9/1/26	1,170	1,254
New Jersey Economic Dev. Auth. UMM Energy Partners, Series A 5.00%, 6/15/37 (6)	1,645	1,707
New Jersey Economic Dev. Auth. UMM Energy Partners, Series A 5.125%, 6/15/43 (6)	1,500	1,555
New Jersey Economic Dev. Auth. United Methodist Homes, 5.00%, 7/1/34	2,000	2,131
New Jersey Economic Dev. Auth. United Methodist Homes, Series A 5.00%, 7/1/29	1,500	1,645
New Jersey Economic Dev. Auth. United/Continental Airlines IDRB, 5.125%, 9/15/23 (6)	1,000	1,081
New Jersey Economic Dev. Auth. United/Continental Airlines Series B, IDRB, 5.625%, 11/15/30 (6)	1,000	1,129
New Jersey EFA, Kean Univ. Series A, 5.50%, 9/1/36	5,025	5,409
New Jersey EFA, Kean Univ. Series H, 5.00%, 7/1/28 (3)	2,000	2,358

New Jersey EFA, Montclair State Univ. Series A, 5.00%, 7/1/32	2,510	2,881
New Jersey EFA, Montclair State Univ. Series A, 5.00%, 7/1/39	3,275	3,696
New Jersey EFA, Montclair State Univ. Series D, 5.00%, 7/1/34	2,090	2,383
New Jersey EFA, Montclair State Univ. Series D, 5.00%, 7/1/36	1,000	1,136
New Jersey EFA, New Jersey Institute of Technology Series H, 5.00%, 7/1/31	2,630	2,861
New Jersey EFA, Princeton Univ. Series A, 4.00%, 7/1/28	2,000	2,258
New Jersey EFA, Princeton Univ. Series A, 5.00%, 7/1/26	3,500	4,439
New Jersey EFA, Rowan Univ. Series C, 5.00%, 7/1/26 (3)	1,250	1,536
New Jersey EFA, Rowan Univ. Series C, 5.00%, 7/1/27 (3)	2,000	2,426
New Jersey EFA, Seton Hall Univ. Series D, 5.00%, 7/1/33	500	564
New Jersey EFA, Seton Hall Univ. Series D, 5.00%, 7/1/38	500	560
New Jersey EFA, Seton Hall Univ. Series D, 5.00%, 7/1/42	2,500	2,890
New Jersey EFA, Stevens Institute Technology Series A, 5.00%, 7/1/35	1,000	1,163
New Jersey EFA, Stevens Institute Technology Series A, 5.00%, 7/1/36	1,640	1,902
New Jersey EFA, Stevens Institute Technology Series A, 5.00%, 7/1/37	2,000	2,314
New Jersey EFA, Stevens Institute Technology Series A, 5.00%, 7/1/47	1,600	1,828
New Jersey EFA, Stockton Univ., Series A 5.00%, 7/1/35 (3)	2,000	2,305
New Jersey EFA, Stockton Univ., Series A 5.375%, 7/1/38 (Prerefunded 7/1/18) (4)	1,000	1,038
New Jersey EFA, The College of New Jersey Series F, 4.00%, 7/1/35	1,000	1,052

New Jersey EFA, The College of New Jersey Series G, 5.00%, 7/1/30	3,180	3,656
New Jersey EFA, Univ. of Medicine & Dentistry Series B, 7.50%, 12/1/32 (Prerefunded 6/1/19) (4)	2,150	2,397
New Jersey HCFFA, AHS Hosp. 4.00%, 7/1/41	2,465	2,546
New Jersey HCFFA, AHS Hosp. 6.00%, 7/1/37 (Prerefunded 7/1/21) (4)	1,000	1,187
New Jersey HCFFA, AHS Hosp. Series A, 5.00%, 7/1/27	110	114
New Jersey HCFFA, AHS Hosp. Series A, 5.00%, 7/1/27 (Prerefunded 7/1/18) (4)	2,390	2,472
New Jersey HCFFA, Barnabas Health Series A, 4.00%, 7/1/26	1,000	1,085
New Jersey HCFFA, Barnabas Health Series A, 5.00%, 7/1/25	2,500	2,851
New Jersey HCFFA, Barnabas Health Series A, 5.00%, 7/1/44	1,585	1,756
New Jersey HCFFA, Barnabas Health Series A, 5.625%, 7/1/32 (Prerefunded 1/1/21) (4)	3,000	3,504
New Jersey HCFFA Catholic Health East Trinity Health Series E, 4.75%, 11/15/29	4,110	4,477
New Jersey HCFFA, Hackensack Univ. Medical Center Meridian Health, 5.00%, 7/1/25	1,000	1,147
New Jersey HCFFA, Hackensack Univ. Medical Center Meridian Health, 5.00%, 7/1/26	2,105	2,399
New Jersey HCFFA, Hackensack Univ. Medical Center Meridian Health, 5.00%, 7/1/27	2,000	2,267
New Jersey HCFFA, Hackensack Univ. Medical Center Meridian Health, 5.00%, 7/1/32	3,000	3,377
New Jersey HCFFA, Hackensack Univ. Medical Center Meridian Health, 5.00%, 1/1/34 (Prerefunded 1/1/20) (4)	2,700	2,956
New Jersey HCFFA, Hackensack Univ. Medical Center Meridian Health, 5.125%, 1/1/21 (Prerefunded 1/1/18) (4)	1,270	1,288
New Jersey HCFFA, Hackensack Univ. Medical Center Meridian Health, Series A, 5.00% 7/1/32	1,250	1,480

New Jersey HCFFA, Hackensack Univ. Medical Center Meridian Health, Series A, 5.25% 7/1/57	3,665	4,291
New Jersey HCFFA, Holy Name Medical Center, 5.00%, 7/1/25	3,315	3,593
New Jersey HCFFA, Hunterdon Medical Center, 5.00%, 7/1/45	2,600	2,878
New Jersey HCFFA, Inspira Health Network Series A, 5.00%, 7/1/33	2,360	2,730
New Jersey HCFFA, Inspira Health Network Series A, 5.00%, 7/1/34	1,365	1,574
New Jersey HCFFA, Inspira Health Network Series A, 5.00%, 7/1/42	5,000	5,740
New Jersey HCFFA, Kennedy Health 5.00%, 7/1/31	2,000	2,198
New Jersey HCFFA, Kennedy Health 5.00%, 7/1/37	1,025	1,108
New Jersey HCFFA, Kennedy Health 5.00%, 7/1/42	2,500	2,691
New Jersey HCFFA, Princeton Healthcare Series A, 5.00%, 7/1/39	2,000	2,265
New Jersey HCFFA, Robert Wood Johnson Univ. Barnabas Health, 5.00%, 7/1/31 (Prerefunded 1/1/20) (4)	5,400	5,913
New Jersey HCFFA, Robert Wood Johnson Univ. Barnabas Health, 5.00%, 7/1/39	1,500	1,701
New Jersey HCFFA, Robert Wood Johnson Univ. Barnabas Health, 5.00%, 7/1/43	3,650	4,120
New Jersey HCFFA, Saint Joseph's Healthcare 5.00%, 7/1/31	2,200	2,475
New Jersey HCFFA, Saint Joseph's Healthcare 5.00%, 7/1/41	3,000	3,301
New Jersey HCFFA, Saint Luke's Warren Hosp. 5.00%, 8/15/34	2,290	2,547
New Jersey HCFFA, Univ. Hosp. Series A, 5.00%, 7/1/46 (3)	3,500	3,941
New Jersey HCFFA, Virtua Health 5.00%, 7/1/29	1,000	1,140
New Jersey HCFFA, Virtua Health 5.75%, 7/1/33	2,755	2,983
New Jersey HCFFA, Virtua Health Series B, VRDN, 0.52%, 7/1/43	3,100	3,100

New Jersey HCFFA, Virtua Health Series C, VRDN, 0.48%, 7/1/43	2,400	2,400
New Jersey Higher Ed. Student Assistance Auth. Series 1, 5.00%, 12/1/21 (6)	1,555	1,748
New Jersey Higher Ed. Student Assistance Auth. Series 1A, 5.00%, 12/1/26 (6)	1,500	1,735
New Jersey Higher Ed. Student Assistance Auth. Series 1B, 4.75%, 12/1/43 (6)	1,000	1,032
New Jersey Higher Ed. Student Assistance Auth. Series A, 5.625%, 6/1/30	2,000	2,135
New Jersey Higher Ed. Student Assistance Auth. Series A, 6.125%, 6/1/30 (2)(6)	1,095	1,124
New Jersey Housing & Mortgage Fin. Agency Single Family, Series AA, 6.375%, 10/1/28	80	80
New Jersey Housing & Mortgage Fin. Agency Single-Family, Series CC, 5.00%, 10/1/37	800	819
New Jersey Institute of Technology Series A, 5.00%, 7/1/40	3,500	3,983
New Jersey Institute of Technology Series A, 5.00%, 7/1/42, (Prerefunded 7/1/22) (4)	1,530	1,803
New Jersey Institute of Technology Series A, 5.00%, 7/1/42	3,470	3,869
New Jersey Transportation Trust Fund Auth. Series A, 5.00%, 12/15/27 (8)	2,960	2,991
New Jersey Transportation Trust Fund Auth. Series A, 5.50%, 6/15/41	4,015	4,274
New Jersey Transportation Trust Fund Auth. Series A, 6.00%, 12/15/38 (Prerefunded 12/15/18) (2)(4)	45	48
New Jersey Transportation Trust Fund Auth. Series A1, 5.00%, 6/15/29	2,500	2,766
New Jersey Transportation Trust Fund Auth. Series AA, 5.00%, 6/15/45	2,200	2,352
New Jersey Transportation Trust Fund Auth. Series B, 5.50%, 6/15/31	7,000	7,606
New Jersey Transportation Trust Fund Auth. Unrefunded Balance, Series A, 6.00%, 12/15/38	1,955	2,053
New Jersey Turnpike Auth., Series A, 5.00% 1/1/31	2,000	2,264

New Jersey Turnpike Auth., Series A, 5.00% 1/1/35	2,000	2,356
New Jersey Turnpike Auth., Series A, 5.00% 1/1/43	6,000	6,757
New Jersey Turnpike Auth. Series B, 5.00%, 1/1/40	1,000	1,178
New Jersey Turnpike Auth. Series E, 5.25%, 1/1/40 (Prerefunded 1/1/19) (4)	4,000	4,235
New Jersey Turnpike Auth. Series H, 5.00%, 1/1/36	1,310	1,377
New Jersey Turnpike Auth. Series H, 5.00%, 1/1/36 (Prerefunded 1/1/19) (4)	705	744
New Jersey Turnpike Auth. Series I, 5.00%, 1/1/35 (Prerefunded 1/1/20) (4)	2,650	2,900
Newark Housing Auth., South Ward Police 6.75%, 12/1/38 (Prerefunded 12/1/19) (2)(4)	1,000	1,130
North Hudson Sewer Auth. Series A, 5.00%, 6/1/42	4,000	4,417
North Hudson Sewer Auth. Series A, Zero Coupon, 8/1/20 (1)(9)	2,350	2,266
Passaic County Improvement Auth. 200 Hospital Plaza, GO, 5.00%, 5/1/42	2,175	2,368
Rutgers Univ., Series F, 5.00% 5/1/31 (Prerefunded 5/1/19) (4)	1,000	1,069
Rutgers Univ., Series L, 5.00%, 5/1/38	2,500	2,848
Rutgers Univ., Series L, 5.00%, 5/1/43	2,000	2,273
Rutgers Univ., Series M, 5.00%, 5/1/34	1,600	1,869
Salem County Pollution Control Fin. Auth. Atlantic City Electric, Series A, PCR, 4.875%, 6/1/29	2,500	2,671
South Brunswick Township Board of Ed. GO, 5.00%, 8/1/27	750	875
Tobacco Settlement Fin. Corp. Tobacco Industry, Series 1A, 4.50%, 6/1/23	2,525	2,528
Tobacco Settlement Fin. Corp. Tobacco Industry, Series 1A, 4.625%, 6/1/26	750	751
Tobacco Settlement Fin. Corp. Tobacco Industry, Series 1A, 4.75%, 6/1/34	1,000	976
Tobacco Settlement Fin. Corp. Tobacco Industry, Series 1A, 5.00%, 6/1/18	1,000	1,013

Verona New Jersey Board of Ed. GO, 5.00%, 3/1/28	500	592
Verona New Jersey Board of Ed. GO, 5.00%, 3/1/29	400	470
Verona New Jersey Board of Ed. GO, 5.00%, 3/1/31	435	505
Wanaque Valley Regional Sewerage Auth. Series B, 5.75%, 9/1/18 (8)	420	427
		349,706

PENNSYLVANIA 4.0%

Delaware River Joint Toll Bridge Commission 5.00%, 7/1/29	400	471
Delaware River Joint Toll Bridge Commission 5.00%, 7/1/30	700	820
Delaware River Joint Toll Bridge Commission 5.00%, 7/1/42	2,050	2,389
Delaware River Joint Toll Bridge Commission Series A, 5.00%, 7/1/22	1,000	1,173
Delaware River Joint Toll Bridge Commission Series A, 5.00%, 7/1/23	1,000	1,174
Delaware River Joint Toll Bridge Commission Series A, 5.00%, 7/1/24	1,000	1,165
Delaware River Joint Toll Bridge Commission Series A, 5.00%, 7/1/25	1,000	1,159
Delaware River Joint Toll Bridge Commission Series A, 5.00%, 7/1/26	500	578
Delaware River Port Auth. of Pennsylvania & New Jersey 5.00%, 1/1/40	4,000	4,600
Delaware River Port Auth. of Pennsylvania & New Jersey Series E, 5.00%, 1/1/40	2,095	2,264
		15,793

NEW YORK 3.8%

Port Auth. of New York & New Jersey JFK Int'l. Air Terminal, 6.50%, 12/1/28	1,000	1,016

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $373,131)	$ 390,982
Interest receivable	4,051
Cash	459
Receivable for shares sold	354
Receivable for investment securities sold	205
Due from affiliates	8
Other assets	86
Total assets	396,145
Liabilities	
Payable for shares redeemed	296
Investment management fees payable	130
Due to affiliates	29
Other liabilities	239
Total liabilities	694
NET ASSETS	$ 395,451
Net Assets Consist of:	
Undistributed net investment income	$ 75
Accumulated undistributed net realized loss	(1,593)
Net unrealized gain	17,851
Paid-in capital applicable to 32,663,792 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	379,118
NET ASSETS	$ 395,451
NET ASSET VALUE PER SHARE	
Investor Class	
($395,198,525/ 32,642,924 shares outstanding)	$ 12.11
I Class	
($252,588 / 20,868 shares outstanding)	$ 12.10

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes by investing primarily in investment-grade New Jersey municipal bonds. The fund has two classes of shares: the New Jersey Tax-Free Bond Fund (Investor Class) and the New Jersey Tax-Free Bond Fund - I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On August 31, 2017, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Level 1 and 2 during the six months ended August 31, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $32,900,000 and $11,700,000, respectively, for the six months ended August 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of February 28, 2017, the fund had $1,518,000 of available capital loss carryforwards.

At August 31, 2017, the cost of investments for federal income tax purposes was $373,088,000. Net unrealized gain aggregated $17,894,000 at period-end, of which $18,805,000 related to appreciated investments and $911,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until June 30, 2019 and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreements, $30,000 of expenses were waived/paid by Price Associates during the six months ended August 31, 2017 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates and $37,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of August 31, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 20,868 shares of the I Class, representing 100% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended August 31, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of August 31, 2017.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Trustees (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent trustees, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent trustees were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent trustees. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and non-management expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group) and first quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	October 17, 2017